UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2010

Date of Report (Date of earliest event reported)

Cascade Technologies Corp.

(Exact name of Registrant as specified in its charter)

Wyoming	0-52141	98-0440633
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 N. Robertson Blvd., Suite 427

Beverly Hills, California 90211

 (Address of principal executive offices)

(Zip Code)

(310) 858-1670

Registrant’s telephone number, including area code

8591 Skyline Drive, Los Angeles, California 90046

 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

This Current Report on Form 8-K (this “Report”), the other reports, statements, and information that we have previously filed or that we may subsequently file with the Securities and Exchange Commission (the “SEC”), and public announcements that we have previously made or may subsequently make include, may include or may incorporate by reference certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to enjoy the benefits of that act. Unless the context is otherwise, the forward-looking statements included or incorporated by reference in this Report and those reports, statements, information and announcements address activities, events or developments that Cascade Technologies Corp, a Wyoming corporation (together with its subsidiaries hereinafter referred to as “we,” “us,” “our,” or “our Company” unless context otherwise requires) expects or anticipates, will or may occur in the future. Any statements in this Report about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” and similar expressions. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Report. All forward-looking statements concerning economic conditions, rates of growth, rates of income or values as may be included in this document are based on information available to us on the dates noted, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results may differ materially from those in such forward-looking statements due to fluctuations in interest rates, inflation, government regulations, economic conditions and competitive product and pricing pressures in the geographic and business areas in which we conduct operations, including our plans, objectives, expectations and intentions and other factors discussed elsewhere in this Report.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

On June 21, 2010 (the "Notification Date"), the Corporation notified it's certifying accountant, De Joya Griffith & Company LLC ("DJG"), that it would not be reappointed as the Corporation's auditors for the fiscal year ending August 31, 2010. The report of DJG on the balance sheets of Cascade Technologies Corp. (A Development Stage Company) as of August 31, 2009 and 2008, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended and from inception (January 16, 2004) through August 31, 2009 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting. The auditor’s opinion letter did include an uncertainty paragraph regarding the Company’s ability to continue as a going concern.

The decision to change accountants was approved by the Audit Committee and the Board of the Corporation. During the Corporation's two prior fiscal years and the period from August 31, 2009 through the Notification Date, there have been no disagreements with DJG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of DJG, would have caused DJG to make reference to the subject matter of the disagreement in connection with their reports on the Corporation's financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)). The Registrant provided DJG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that DJG furnish a letter addressed to the SEC stating whether or not DJG agrees with the statements noted above. A copy of DJG’s letter, dated June 21, 2010, is filed as Exhibit 16.1 hereto.

(b)

The Corporation engaged KCCW Accountancy Corp. (“KCCW”) as the company's certifying accountant for the year ending August 31, 2010. Prior to June 21, 2010, we did not consult with KCCW regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by KCCW, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 5.03  Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

Cascade Technologies Corp. has changed its fiscal year end from August 31 to a new fiscal year end of December 31.

As reported by the registrant in its previous reports, the registrant consummated an acquisition pursuant to an Agreement and Plan of Merger dated March 8, 2010 (the “Merger Agreement”), with Spectral Molecular Imaging, Inc. (“SMI”) pursuant to which, on the terms and subject to the conditions set forth therein, the registrant agreed to acquire all of the outstanding capital stock of SMI in exchange for the issuance up to an aggregate of 31,744,274 shares of Common Stock to the shareholders of SMI (the “Acquisition”).  The Acquisition was effective on or about March 16, 2010 (the “Closing Date”).

Following the completion of the transactions contemplated by the Merger Agreement, there were 52,354,223 shares of Cascade Common Stock issued and outstanding, after giving effect to 31,744,274 shares of Common Stock issued under the Merger Agreement to the former stockholders of SMI and the cancelation of the 143,340,051 shares of Common Stock. Pursuant to the terms of the Merger Agreement Cascade effected a share dividend of 2.64 additional shares of Cascade Common Stock for each one outstanding share of Cascade Common Stock (the “Stock Dividend”). The Stock Dividend resulted in the shares of common stock issued and outstanding to increase from 52,354,223 to approximately 190,569,400 (after giving effect to share roundups). After giving effect to the Stock Dividend, the conversion price on the convertible notes has adjusted from approximately $0.18 per share to $0.05 per share.

Prior to the Acquisition, SMI maintained a fiscal year ending December 31.  In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, in the Acquisition, the registrant (the legal acquirer) is considered the accounting acquiree and SMI (the legal acquiree) is considered the accounting acquirer.  The consolidated financial statements of the combined entity are in substance those of SMI, with the assets and liabilities, and revenues and expenses of the registrant being included effective from the date of the consummation of the Acquisition on March 16, 2010.   The registrant is deemed to be a continuation of the business of SMI.  Accordingly, the registrant is adopting a fiscal year end of December 31, consistent with the past accounting practice of SMI.

As a result of this change in fiscal year, the registrant’s quarterly reporting period will be comprised of the three calendar months ending March 31, June 30, September 30 and December 31.  The registrant’s next periodic reports under the Securities Exchange Act of 1934 will be on Form 10-Q for the three months ended June 30, 2010 and the three months ended September 30, 2010.  Following the filing of the Form 10-Q’s, the next periodic report filed will be on Form 10-K for the fiscal year ending December 31, 2010.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.   Exhibit Description

16.1       Letter of De Joya Griffith & Company LLC to the Securities and Exchange Commission regarding change in independent registered public accounting firms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cascade Technologies Corp.

Dated: June 22, 2010	By:	/s/ Randall Gates
Randall Gates
Chief Financial Officer

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